Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GelTech Solutions, Inc. (the “Company”) on Form 10-K for the 12 months ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Reger, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Reger
Michael Reger Chief Executive Officer (Principal Executive Officer)

Dated: March 28, 2019

In connection with the Annual Report of GelTech Solutions, Inc. (the “Company”) on Form 10-K for the 12 months ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Hull, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Hull
Michael Hull Chief Financial Officer (Principal Financial Officer)

Dated: March 28, 2019